                                EXHIBIT 10(O)(1)
                     INCENTIVE STOCK OPTION, TRADE SECRET,
                    INVENTION, AND NON-COMPETITION AGREEMENT


      THIS AGREEMENT, made this _____ day of _____________, 19__, by and between TECNOL MEDICAL PRODUCTS, INC., a Delaware corporation (hereinafter called "TMPI"), and _________________________________________________
(hereinafter called the "Optionee"), but effective as of the date set forth in paragraph 2 below.

                              W I T N E S S E T H:

      WHEREAS, Optionee is a key employee of the Company who, during the course of Optionee's employment with the Company has been, and in the future is expected to be, engaged in one or more of the manufacturing, marketing, selling, administrative, management, financial, communications, legal, engineering, product development, product quality, or other important activities of the Company and is expected to obtain valuable and proprietary confidential information of the Company in the course of carrying out Optionee's duties of employment; and

      WHEREAS, the Company wants to encourage Optionee's continued interest in and loyalty and commitment to the Company and toward that end, the Company desires to increase Optionee's proprietary interest in the success of the Company by making it possible for Optionee to acquire an initial or increased stock ownership interest in the Company on a basis anticipated to be economically beneficial and favorable to Optionee; and

      WHEREAS, as a condition to the Company's willingness to facilitate Optionee's stock ownership interest in the Company and ancillary to its undertaking to do so and to impart confidential information to Optionee, the Company desires to obtain Optionee's commitment to the Company to not disclose confidential information of the Company and not compete with the Company should Optionee's employment terminate; and

      WHEREAS, Optionee and the Company both recognize and agree that such commitment by Optionee is necessary to protect the value of the Company for all of its security holders, including Optionee;

      NOW, THEREFORE, in consideration of the premises and the covenants and agreements herein contained, TMPI and the Optionee hereby agree with each other as follows:

      1. The granting of this Option shall not impose upon the Company any obligation to employ or continue to employ the Optionee; and the right of the Company to terminate the





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employment of the Optionee shall not be diminished or affected by reason of the fact that an option has been granted to Optionee.

      2. Subject to the terms and conditions set forth herein, TMPI hereby grants to the Optionee under the Option Plan the right to purchase up to, but not exceeding in the aggregate, the number of shares of the common stock, $.001 par value, of TMPI (the "Common Stock") stated below, during the period commencing one year after the Effective Date hereof (as stated below) and ending ten (10) years after the Effective Date hereof, at a price per share (the "Option Exercise Price") as stated below.


      Number of Shares                                      (                )
                            ---------------------------
      Option Exercise Price                             Dollars ($        .  )
                            ---------------------------
      Effective Date
                            ---------------------------

      The right and option granted hereunder may be exercised from time to time as follows: beginning one year after the Effective Date, as to not more than 1/9 of the total number of shares covered hereby; beginning two years after the Effective Date as to any number of shares which, when added to the number of shares previously purchased under the option, shall not exceed 2/9 of the total number of shares covered hereby; beginning three years after the Effective Date, as to any number of shares which, when added to the number of shares previously purchased under the option, shall not exceed 3/9 of the total number of shares covered hereby; beginning four years after the Effective Date, as to any number of shares which, when added to the number of shares previously purchased under the option, shall not exceed 4/9 of the total number of shares covered hereby; beginning five years after the Effective Date, as to any number of shares which, when added to the number of shares previously purchased under the option shall not exceed 5/9 of the total shares covered hereby; beginning six years after the Effective Date, as to any number of shares which, when added to the number of shares previously purchased under the option, shall not exceed 6/9 of the total number of shares covered hereby; beginning seven years after the Effective Date, as to any number of shares which, when added to the number of shares previously purchased under the option, shall not exceed 7/9 of the total number of shares covered hereby; beginning eight years after the Effective Date, as to any number of shares which, when added to the number of shares previously purchased under the option, shall not exceed 8/9 of the total number of shares covered hereby; beginning nine years after the Effective Date, as to any number of shares which, when added to the number of shares previously purchased under the option shall not exceed the total number of shares covered hereby.

      On each occasion that any shares are purchased hereunder, the shares so purchased shall be divided into two classes: the "Exercise Cost Shares", and the "Residual Shares". The Exercise Cost Shares shall consist of the smallest number of whole shares which, when multiplied by the





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market value of one share of TMPI stock on the exercise date, equals (or exceeds) the Option Exercise Price multiplied by the total number of shares being purchased on that occasion. The Company shall use the average of the high and low prices of TMPI stock on the day of exercise to compute the market value of one share. All Exercise Cost Shares purchased hereunder shall be subject to the requirement that the Optionee notify the Company of any disposition as provided in paragraph 5 hereof.

      The number of shares representing the difference between the total number of shares the Optionee is purchasing on that occasion and the Exercise Cost Shares shall be the "Residual Shares". Residual Shares cannot be sold, transferred, or encumbered for a period of two (2) years after issued under this option, excluding transfers to the Company, members of the Optionee's immediate family, or trusts for the benefit of the Optionee or members of the Optionee's immediate family, provided that any Residual Shares so transferred (other than to the Company) will remain subject to the remainder of the two-year prohibition on transfer. In the event of the death of the Optionee, any Residual Shares held by the Optionee's estate may be transferred free of the remainder of the two-year prohibition on transfer. Any Residual Shares as to which the two-year prohibition on transfer has been lifted shall be subject to the requirement that the Optionee notify the Company of any disposition as provided in paragraph 5 hereof. Each certificate representing shares shall bear a legend reflecting the appropriate restriction.

      The option granted hereunder is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). However, to the extent that the aggregate fair market value of the Common Stock (determined at the date of grant of the option) with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year (under all incentive stock option plans of TMPI and any parent or subsidiary corporation of TMPI) exceeds $100,000, such options will not be incentive stock options. For this purpose, options shall be taken into account in the order in which they were granted.

      The option granted hereunder is granted pursuant to and is governed by the terms of the 1991 Tecnol Stock Option Plan (the "Option Plan").

      3. The right and option granted hereunder shall be exercised by delivering to Tecnol Medical Products, Inc. a written notification specifying the number of shares which the Optionee desires to purchase, together with cash, certified check, bank cashier's check or postal or express money order to the order of Tecnol Medical Products, Inc. for an amount equal to the option price of such shares, and specifying the address to which the certificates for such shares are to be mailed. In lieu of payment in cash or the cash equivalents as described above, Optionee may make payment by tendering to Tecnol Medical Products, Inc. shares of Common Stock, or by tendering shares of Common Stock plus cash or such cash equivalents, in amounts such that the





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fair market value of the Common Stock tendered, plus the amount of cash or cash equivalents paid, if any, equals the option price for the shares to be purchased.

      4. As promptly as practical after receipt of such written notification and payment and receipt of such evidence of intent to acquire for investment as may be required by the Company, the Company will deliver to the Optionee certificates for the number of shares with respect to which such option has been so exercised, issued in the Optionee's name; provided that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, postage prepaid, addressed to the Optionee, at the address specified pursuant to paragraph 3 hereof.

      5. If the Optionee shall dispose of any of the shares purchased hereunder within the later of one year after the transfer of such shares to Optionee or two years from the effective date of the granting of this option, then in order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it under the circumstances, the Optionee shall promptly notify the Company of the dates of acquisition and disposition of such shares, the number of shares so disposed of, and the consideration, if any, received for such shares. In addition, in order to help assure that the Company receives notice of any such transfer, any stock certificate evidencing any shares of Common Stock issued under this Agreement shall bear a legend substantially as follows for the first year after issuance of such Common Stock to the Optionee or, if sooner, until such time as the Optionee certifies in writing to the Company that such Common Stock has been sold in a bona fide transaction and advises the Company of the amount of the consideration received for such shares:

      "The Company has asked its stock transfer agent to notify the Secretary of the Company if the securities represented by this certificate are held of record at any time prior to [applicable date] in any name other than [applicable name]."

Further, upon request of the Company, from time to time, the Optionee shall certify in writing the dates of acquisition and any dispositions of such Common Stock on or before the first anniversary of the issuance of such Common Stock to the Optionee, the number of shares so disposed of, and the consideration, if any, received for such shares.

      6. Except as is otherwise expressly provided in this Agreement, the option herein granted shall terminate immediately upon the severance of the employment relationship between the Company and the Optionee by the Company for serious violation of Company policy or intentional misconduct, and two weeks after the severance of the employment relationship between the Company and the Optionee for any reason, other than for serious violation of Company policy or intentional misconduct or on account of death or retirement in good standing from the employ





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of the Company for reasons of age or total and permanent disability under the then established rules of the Company. For purposes of this Agreement, "Company" shall mean Tecnol Medical Products, Inc. and any corporation in which Tecnol Medical Products, Inc. owns, directly or indirectly, stock possessing eighty percent or more of the total combined voting power of all classes of stock; and, any corporation in which Tecnol Medical Products, Inc. owns, directly or indirectly, stock possessing fifty percent or more of the total combined voting power of all classes of stock, if the Board of Tecnol Medical Products, Inc. resolves that such other corporation shall be so defined. Whether authorized leave of absence or absence on military or government service shall constitute severance of the employment relationship between the Company and the Optionee shall be determined by the Committee appointed by the Board of Directors of TMPI to administer the Option Plan (the "Committee"). In the event of the death of the Optionee while in the employ of the Company and before the date of expiration of this option, this option shall terminate one year following the date of death of the Optionee. After the death of the Optionee, Optionee's executors, administrators, or any person or persons to whom this option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to such termination, to exercise the option granted hereunder, in whole or in part. If, before the date of expiration of this option, the Optionee shall be retired in good standing from the employ of the Company for reasons of age or total and permanent disability under the then established rules of the Company, this option shall terminate three months (twelve months in the case of retirement for disability) after the date of such retirement. However, in the event of such retirement, the Optionee shall have the right prior to the termination of such option to exercise the option to the extent to which Optionee was entitled to exercise the option immediately prior to such retirement. Provided, however, nothing in this Section shall operate to extend this option beyond 10 years after the Effective Date hereof.

      7. Whenever the word "Optionee" is used in any provision of this Agreement under circumstances where the provisions should logically be construed to apply to the executors, administrators or the person or persons to whom the option may be transferred by will or by the laws of descent and distribution, the word "Optionee" shall be deemed to include such person or persons.

      8. This option is not transferable by the Optionee otherwise than by will or under the laws of descent and distribution, and is exercisable, during Optionee's lifetime, only by Optionee. No assignment or transfer of this option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except by will or by the laws of descent and distribution) shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon any such assignment or transfer this option shall terminate and become of no further effect.





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      9.    The Optionee shall not be deemed for any purpose to be a
stockholder of TMPI in respect of any shares as to which this option shall not have been exercised, as herein provided, and until such shares shall have been issued to the Optionee by TMPI hereunder.

      10. The existence of this option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

      11. The shares with respect to which this option is granted are shares of the Common Stock of TMPI as presently constituted, but if, and whenever, prior to the delivery by TMPI of all the shares of the Common Stock with respect to which this option is granted, TMPI shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefor in money, services or property, then (a) in the event of an increase in the number of such shares outstanding, the number of shares of Common Stock then remaining subject to option hereunder shall be proportionately increased, and the option price per share shall be proportionately reduced; and (b) in the event of a reduction in the number of such shares outstanding, the number of shares of Common Stock then remaining subject to option hereunder shall be proportionately reduced, and the option price per share shall be proportionately increased.

      12. After a merger of one or more corporations into TMPI, or after a consolidation of TMPI and one or more corporations in which TMPI shall be the surviving corporation, the Optionee shall, at no additional cost, be entitled upon any exercise of this option, to receive (subject to any required action by stockholders) in lieu of the number of shares as to which this option shall then be so exercisable, the number and class of shares of stock or other securities or cash or other property to which the Optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation, as if immediately prior to such merger or consolidation the Optionee had been the holder of record of a number of shares of Common Stock of TMPI equal to the number of shares as to which such option shall be so exercised; provided that, anything herein contained to the contrary notwithstanding, upon the dissolution or liquidation of TMPI, or upon any merger or consolidation if TMPI is not the surviving corporation, the Board of Directors of TMPI shall determine the disposition of this option in accordance with the alternatives set forth in paragraph 14 of the Option Plan.





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      13.   Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to this option.

      14. Notwithstanding any of the provisions hereof, the Optionee hereby agrees that Optionee will not exercise the option granted hereby, and that the Company will not be obligated to issue any shares to the Optionee hereunder, if the exercise hereof or the issuance of such shares shall constitute a violation by the Optionee or the Company of any provisions of any law or regulations of any governmental authority. If, at any time specified herein for the issuance of shares to the Optionee, any law or regulation shall require either the Company or the Optionee to take any action in connection with the shares then to be issued, the issuance of such shares shall be deferred until such action shall have been taken. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other affirmative action in order to cause the exercise of the option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

      15. Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided; provided that, unless and until some other address be so designated, all notices or communications by the Optionee to the Company shall be addressed to the President of TMPI and mailed or delivered to TMPI at its office at 7201 Industrial Park Blvd., Fort Worth, Texas 76180, and all notices or communications by the Company to the Optionee may be given to the Optionee personally or may be mailed to Optionee at Optionee's address as shown in the records of the Company.

      16.   (a)  The Optionee recognizes and acknowledges that:

                 (1) "Company-Type Products" means the types of products that the Company is and will be engaged in developing, manufacturing, marketing and selling, such as, but not limited to, the following: reusable orthopedic soft goods; face masks and respirators; all disposable restraints, holders, binders, supports, pads, protectors, straps, ice packs, telemetry unit pouches, wash mitts, caps, shoe covers, wound dressings, and other health care and industrial disposable items developed, manufactured, marketed or sold by the Company during Optionee's





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            employment with the Company; and, if Optionee engages in Technical
            Activities of the Company (as defined below) at any time during Optionee's employment with the Company, any components or raw materials for use in any of the above which were the subject of research and/or development during Optionee's employment with the Company.

                 (2) If Optionee, at any time during the course of Optionee's employment with the Company, is engaged in the manufacturing, engineering and/or product development activities of the Company ("Technical Activities") such as manufacturing existing Company-Type Products, improving and enhancing Company-Type Products, and developing new Company-Type Products, then, during the course of Optionee's employment, Optionee will likely (a) engage in research and experimentation to create and improve the design of such products; (b) design and manufacture special machinery that is used to manufacture, automatically inspect and/or package such products; (c) develop and design sonic bonding equipment used in such machines; (d) design and develop specifications and manufacturing processes for materials used in Company-Type Products including, without limitation, films, and non-woven fabrics; and/or (e) design and manufacture machines used to manufacture such materials in the performance of Optionee's duties. The Company's success and innovation in developing new, and in enhancing existing, Company-Type Products and in developing and improving the materials and machinery used in, and to manufacture, its Company-Type Products confers on the Company a significant competitive advantage against its competitors. The continued confidentiality of these aspects of the Company's business are vital to its business.

                 (3) If Optionee, at any time during the course of Optionee's employment with the Company, is engaged in the financial, legal, administrative, management, marketing, sales, or communication activities of the Company ("Sales and Administrative Activities") then the Optionee will become familiar with or have access to extensive confidential information pertaining to the business of the Company, which may include, without limiting the forgoing, and depending upon Optionee's specific employment duties, names of customers of the Company and the prices it obtains or has obtained from customers or for which it sells or has sold its products, sources for materials used in the Company's products, contract relationships between the Company and its customers and suppliers, confidential business and financial data of the Company, information pertaining to the Company's employees (including, without limitation, information concerning compensation and benefit programs), information regarding the Company's costs, information about the Company's products and anticipated new products, forecasts,





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            plans, objectives, investment opportunities, and long term business strategies and plans of the Company. This confidential information is of strategic importance to the Company in its ability to successfully compete. The continued confidentiality of this information is vital to the Company's business.

                 (4) The Company has established a valuable and extensive trade in its Company-Type Products as well as business connections and customers which are of significant value to it.

                 (5) By virtue of Optionee's employment, Optionee acknowledges that Optionee holds a position of trust with respect to the confidential information of the Company made accessible to Optionee, and that the Company will suffer irreparable injury if during Optionee's employment or at any time subsequent to the termination of such employment, Optionee should, directly or indirectly, enter into competition with the Company or divulge such secret and confidential information to competitors or potential competitors of the Company.

                 (6) It is expected that Optionee, during Optionee's employment by the Company, may conceive or generate (alone or together with others) inventions, discoveries or ideas, and it is recognized that the ownership thereof should be and will be in the Company.

                 (7) The covenants and conditions contained herein are reasonable and necessary for the protection of the Company's business. In this regard, Optionee recognizes that the descriptive scope of the confidential information described in Section 16 and the territory covered by the non-competition covenants in Section 16 hereof are reasonable in light of the fact that the work that Optionee will perform for the Company as its employee will contribute to the manufacture or sale of products that will be sold to end users (directly or in many cases through intermediary distributors) located throughout the Geographic Region described in
            Section 16(f).

            (b) Optionee covenants and agrees that Optionee will not at any time during Optionee's employment or thereafter, in any fashion, form or manner, either directly or indirectly, except to the extent necessary to carry out Optionee's employee responsibilities for the benefit of the Company, divulge, disclose or communicate to any person, firm, partnership, corporation or enterprise in any manner whatsoever any information of any kind, nature or description concerning any matters affecting or relating to the business of the Company, including without limitation, (i) research conducted by the Company in connection with product development, manufacturing processes, machinery construction,





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      product materials or otherwise, (ii) the manufacturing methods or processes used or under development by the Company for its products, machines and materials, (iii) the nature or properties of the materials used by the Company in its products or under development, and supply sources of such materials, (iv) the names of any of the Company's customers and the prices it obtains or has obtained or for which it sells or has sold its products, (v) contract relationships between the Company and its customers and suppliers, (vi) confidential business and financial data of the Company, (vii) information pertaining to the Company's employees (including, without limitation, information concerning compensation and benefit programs), (viii) information regarding the Company's costs, (ix) information about the Company's products and anticipated new products, (x) forecasts, plans, objectives, investment opportunities, and long term business strategies and plans of the Company, and (xi) any other information of, about or concerning the business of the Company, its manner of operations, its plans, processes or other data of any kind, nature or description. The Optionee and Company agree that the foregoing information is important, material and confidential and substantially effects the successful conduct of the business of the Company, and its good will, regardless whether any or all of the foregoing matters would be deemed to be "trade secrets" as defined by law. Optionee may have occasion to learn other information as a consequence of or through Optionee's employment with the Company, such as information from or about suppliers, customers, competitors and others. This information generally is obtained by the Company by studying competitive products, by requesting information from such other companies, by doing various studies and the like. Such information in some cases may not be proprietary to the Company but nevertheless the Company learns such information in the course of its business, keeps such information secret (because it is costly and useful information), and legitimately uses such information in connection with its business. Optionee agrees Optionee will not use or disclose, or permit such information to be disclosed or used except in furtherance of Optionee's duties for the Company and agrees not to use or disclose such information in violation of any obligations or duties which Optionee or the Company has to any third party. The parties agree that any breach of the terms of this Section 16(b) is a material breach of this Agreement. The Company considers, and the Optionee agrees, that all such information is the Company's sole and exclusive property, and Optionee agrees to promptly deliver all such information in tangible form as well as all other correspondence, memoranda, notes, records, reports, plans, customer lists and all other papers (and copies thereof) and all electronically stored or computerized data to the Company either upon the Company's request or upon any termination of this Agreement. The Company agrees to provide Optionee with access to and the right to use in the performance of Optionee's duties to the Company the confidential, proprietary and other business information and trade secrets described above in this
      Section 16 in consideration of the covenants of Optionee of non-disclosure and non-competition set forth in this Section 16.





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            (c)  All "Inventions" made or conceived by the Optionee, solely or with others, while employed by the Company, either during or after working hours, or within a period of one (1) year after termination of Optionee's employment, which are useful in or related to the business of the Company or which have been made or conceived, wholly or partially, with the use of the Company's time, material or facilities, shall belong exclusively to the Company. The Optionee agrees that Optionee shall have no claim for additional compensation for such Inventions. The Optionee agrees promptly to disclose in accordance with Company procedures any such Invention promptly and fully by a written report, setting forth in detail the structures, procedures and methodology employed and the results achieved. In addition, full reports and records shall be kept in accordance with Company practices during and on completion of any study or research project undertaken on the Company's behalf, whether or not in Optionee's opinion a given study or project has resulted in an Invention. For purposes hereof the term "Invention" means any discovery, concept, idea, whether patentable or not, relating to any present or prospective activities of the Company, including, but not limited to, devices, processes, methods, formulae, techniques, and any improvements to any of the foregoing. The Optionee hereby assigns and agrees to assign to the Company all of Optionee's rights to such Inventions and to all proprietary rights therein, based thereon or related thereto, including, but not limited to, applications for United States and foreign letters patent and resulting letters patent. At the request of the Company, either before or after termination of Optionee's employment, Optionee shall assist the Company in acquiring and maintaining patent protection upon and confirming its title to such Inventions. Optionee's assistance shall include the signing of applications for patent assignments and other papers, and taking any other steps considered desirable by the Company.

            (d) Ancillary to, and in order to further assure that the Optionee will not violate Optionee's covenants of non-disclosure of confidential, proprietary and other business information of the Company set forth in
      Section 16(b) hereof or Optionee's obligations respecting Inventions under Section 16(c), and ancillary to the rest of this Agreement and in consideration of each of the foregoing, Optionee covenants and agrees that for the Applicable Period (as defined below) after termination of Optionee's employment for any reason, Optionee will not, for any reason, anywhere in the Geographic Region (as defined below), directly or indirectly, as an employee, employer, consultant, agent, principal, partner, stockholder, officer, director, or in any other individual or representative capacity:

                 (1)   engage or participate in any business that:

                       (A) is engaged, directly or indirectly, in the sale or marketing of any product that is the same as or similar to or competitive with any

                 Company-Type Product which was sold or marketed by the Company during Optionee's employment with the Company; or

                       (B) is engaged, directly or indirectly in research for or the development or manufacture of any product that is the same as or similar to or competitive with any Company-Type Product which was the subject of research or development or which was manufactured, by the Company during Optionee's employment with the Company; or

                       (C) is engaged, directly or indirectly, in the research, development, manufacture, sale or marketing of any item made from film or non-woven fabric bonded through a sonic bonding manufacturing process; or

                       (D) is engaged, directly or indirectly, in the research, development, manufacture, use, sale or marketing of any manufacturing equipment that (i) uses computers in automated manufacturing; or (ii) is used to produce products made of film or non-woven fabric; or (iii) uses an automated or computerized product inspection system, because equipment similar in function or design to any of the foregoing equipment would be similar to equipment developed or manufactured by the Company during the course of Employee's employment; or

                       (E) is engaged, directly or indirectly, in the business described in clause (D) above, if such machines are designed to be used to manufacture Company-Type Products; or

                 (2) recruit, or hire, or attempt to recruit or hire, directly or by assisting others, any other employee or consultant of the Company or give any advice or counsel with respect to the hiring of any person who shall have been an employee of the Company at any time within the two-year period immediately preceding such hiring, advice or counsel.

            (e) Ancillary to, and in order to further assure that Optionee will not violate Optionee's covenants of non-disclosure of confidential, proprietary and other business information of the Company set forth in
      Section 16(b) herein, or Optionee's obligations respecting Inventions under Section 16(c), and ancillary to the rest of this Agreement and in consideration of each of the foregoing, Optionee covenants and agrees that for the Applicable Period after termination of Optionee's employment for any reason Optionee will not, for any reason, anywhere outside the Geographic Region (as defined below), directly or indirectly, as an employee, employer, consultant, agent, principal, partner, stockholder, officer, director, or in any other individual or representative capacity engage or participate in any business described in paragraph (d)(1) of this Section 16 if in fact such business is shipping the products or equipment described therein to any country included in the Geographic Region. Optionee recognizes that the foregoing covenant is necessary to prevent Optionee from indirectly competing with the Company in a prohibited manner inside the Geographic Region.

            (f) Geographic Region means United States, Canada, Japan, Puerto Rico, Mexico, Australia and the countries included in the European Economic Community; and, if Optionee was directly engaged in selling Company-Type Products in any other country while employed by the Company, then in such other country.

            (g) If Optionee engages in Technical Activities at any time during Optionee's employment with the Company, then, for purposes of sections 16(d)(1) and (2) and 16(e), Applicable Period means:

            Period           For Conduct Described in Clause
            ------           -------------------------------
            6 months         (d)(1)(A)
            2 years          (d)(1)(B)
            2 years          (d)(1)(C)
            2 years          (d)(1)(D)
            3 years          (d)(1)(E)
            2 years          (d)(2)

      and, if Optionee engages in Sales and Administrative Activities at any time during Optionee's employment with the Company, then, for purposes of sections 16(d)(1) and (2) and 16(e), "Applicable Period" means:

            Period           For Conduct Described in Clause
            ------           -------------------------------
            2 years          (d)(1)(A)
            2 years          (d)(1)(B)
            6 months         (d)(1)(C)
            6 months         (d)(1)(D)
            1 year           (d)(1)(E)
            2 years          (d)(2)

            If Optionee engages in Technical Activities and in Sales and Administrative Activities during Optionee's employment with Company then the Applicable Period shall be the longer period designated for specific conduct.

            (h) Optionee agrees to provide to any future employer a copy of the covenants contained in this Section 16 and agrees that the Company may do so as well.

            (i) During the term of Optionee's employment, Optionee shall not do any act that is prohibited immediately following termination of Optionee's employment under Section 16.

            (j) The ownership of less than 2% of a publicly traded company will not, in and of itself, violate Section 16.

            (k)  Both the Company's rights and the Optionee's duties under this
      Section 16 shall survive any termination of this Agreement. If Optionee violates any covenant contained in Section 16 of this Agreement, the Company shall not, as a result of the time involved in obtaining relief, be deprived of the benefit of the full period of any such covenant. Accordingly, the covenants of Optionee contained in Section 16 shall be deemed to have the durations specified therein, which periods shall commence upon the later of (i) the termination of Optionee's employment with the Company and (ii) the later to occur of: (A) the date of entry of a final judgment enforcing the covenants of Optionee under Section 16, as the case may be or (B) the date on which Optionee permanently ceases such violation.

            (l) The Optionee recognizes that the remedy of damages for breach or threatened breach of the provisions of this Section 16 would be inadequate and that the harm occasioned by such breach would be irreparable, and accordingly, Optionee expressly agrees that in the event of a breach or threatened breach by Optionee of any of the provisions of this Section 16, the Company will be entitled to an injunction, without the requirement of posting bond, restraining Optionee from violating the terms hereof, or from rendering services to any person, firm, corporation, association, or other entity to whom any confidential information concerning or relating to the business of the Company has been disclosed or may be threatened to be disclosed, or for whom Optionee is working or rendering services, or threatens to work or render services in violation of the terms hereof. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies available to it for such breach or threatened breach of this Section 16, including recovery of damages from Optionee. Optionee's allegation of or the existence of any claim against the Company, under this Agreement or otherwise, will not constitute a defense to the Company's enforcement of this Section.

            (m)

                 (1) The parties recognize and agree that it may be difficult if not impossible for the Company to prove the existence of a breach of the Optionee's covenants of confidentiality and non-disclosure under Section 16(b) of this Agreement. The parties further recognize and agree that the non-competition covenants contained in Section 16(d) are necessary to support the legitimate business interests of the Company in preserving the confidentiality and secrecy of and control over such confidential information and its business goodwill and are ancillary to, supportive of, and a part of this Agreement, are ancillary to the Company's undertaking to facilitate Optionee's stock ownership in the Company, and are necessary as a means of ensuring compliance by Optionee with such confidentiality covenants.

                 (2) The existence of any claim or cause of action of Optionee against the Company or any officer, director, or shareholder of the Company, that is predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants of the Optionee contained in this Section
            16. In addition, the provisions of this Section 16 shall continue to be binding upon Optionee in accordance with their terms, notwithstanding the termination of Optionee's employment with the Company for any reason.

                 (3) The parties acknowledge and agree that the time, scope, territory and other provisions of this Section 16 are reasonable under the circumstances. The parties further agree that if at any time despite the express agreement of the parties hereto, it is held through enforcement proceedings that any portion of Section 16 is unenforceable by reason of its being too extensive in any respect, then it shall be interpreted and reformed to extend only over the maximum period of time for which it may be enforceable and over the maximum geographical area as to which it may be enforceable and to the maximum extent in all other respects as to which it may be enforceable.

      17. This Agreement constitutes the entire agreement between the parties and may not be amended except by an instrument in writing executed by both parties.

      18. This Agreement has been executed and will be performed in the State of Texas and will be governed by and construed in accordance with the laws of the State of Texas subject to the extent limited in Section 20 hereof.

      19. If any one or more provisions of this Agreement shall be held to be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality or enforceability of the remaining provisions of this Agreement in such jurisdiction shall not in any way be affected or impaired thereby. Further, in lieu of such invalid, illegal, or unenforceable provision, there shall be deemed inserted a provision as close in scope and content to such provision as possible while remaining valid, legal and enforceable in such jurisdiction.

      20.

            (a) Any dispute arising out of or relating to the interpretation, validity, or enforcement of Section 16 of this Agreement shall be settled by binding arbitration in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association. Either party may initiate an arbitration proceeding in accordance with such Rules. The arbitration shall be conducted by a panel of three independent arbitrators appointed in accordance with such Rules. The arbitration shall be governed solely by the United States Arbitration Act notwithstanding any other provision of this Agreement to the contrary. If the arbitrators determine that a breach of any of the provisions of
      Section 16 has occurred or is threatened then, at the request of the Company, the arbitrators shall award temporary or permanent injunctive relief in favor of the Company, as it may request, restraining and enjoining any further such breach. Such award shall be in addition to and not in lieu of any other relief to which the Company may be entitled, including, without limitation, damages arising out of any such breach. The arbitrators shall enter any award in form sufficient to permit judgment upon the award to be entered by, and to permit an order for contempt enforcing compliance with such judgment to be entered by, a court of competent jurisdiction.

            (b) Prior to the hearing on the merits in an arbitration proceeding to enforce the provisions of Section 16 hereof, in order to maintain the status quo pending such hearing, the Company shall have the right to seek and obtain temporary or preliminary injunctive relief from a court of competent jurisdiction restraining Optionee from violating the provisions of Section 16.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


TECNOL MEDICAL PRODUCTS, INC.
                                        ---------------------------------------
                                        Optionee

                                        ---------------------------------------
                                        Street address
By:
   ----------------------------------   ---------------------------------------
   President                            City       State/County        Zip Code